Exhibit 10.8.1

AMENDMENT NO. 1 TO AGREEMENT FOR EXTENSION OF CREDIT

WHEREAS, on April 11, 2003 Salary.com, Inc. (“Salary.com”) entered into an Agreement for the Extension of Credit & Conversion of Existing Indebtedness (the “Credit Agreement,” a true and accurate copy of which is attached hereto as Exhibit A) with Wianno Ventures, LLC (“Wianno”);

WHEREAS, on December 29, 2006, Wianno assigned the Credit Agreement to Gregory Kent Plunkett (“GKP”), in his individual capacity (a true and accurate copy of which is attached hereto as Exhibit B);

WHEREAS, the Credit Agreement provides (among other things) that “[n]o variations or modifications... shall be deemed valid unless reduced to writing and signed by the parties . . .”

WHEREAS, the Credit Agreement further provides that the “[t]otal of the loan facility availability may be permanently reduced at any time by Salary.com”;

WHEREAS, Salary-com wishes to reduce permanently the loan facility availability; and

WHEREAS, the parties wish to clarify the Maturity Date of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the undersigned parties), the parties agree as follows:

1. On the first page of the Credit Agreement, in the Section entitled “Credit Facility,” the phrase “Up to $2,171, 000” is hereby replaced by phrase “up to $800, 000.”

2. On the second page of the Credit Agreement, in the Section entitled “Maturity Date,” the phrase “One year from Closing Date, or upon the occurrence of an Event of Default (as defined by the parties in final documentation” is hereby replaced by the phrase “December 31, 2007, or such later time as the parties may mutually agree.”

The parties agree that these amendments are effective as of March 31, 2006

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the last date below, and it shall be binding upon and inure to the benefit of the parties’ heirs, successors and assigns.

SALARY.COM, INC	GREGORY KENT PLUNKETT, an individual

/s/ Kenneth Goldman	/s/ Gregory Kent Plunkett
Kenneth Goldman
Sr. Vice President and CFO
April 6, 2006	April 3, 2006